EAI SELECT MANAGERS EQUITY FUND

                                   SUPPLEMENT
                          DATED AS OF NOVEMBER 21, 1996
                                       TO
                                   PROSPECTUS
                             DATED OCTOBER 1, 1996

1. CONTINUATION OF MANAGER'S FEE WAIVER. The Manager has agreed to continue to waive a portion of its fees for the second year of the Fund's operation to cap Fund expenses at 1.15%. As a result, the following changes to the Prospectus are being made.

     A. The following replaces the second footnote ("+") of the table and the Examples in the section "Fund Expenses" on page 4 of the Prospectus:

    + The Manager has committed to waive a portion of its fees for the first two years of operation of the Fund (which expires on January 2, 1998) to the extent necessary to cap overall Fund expenses at 1.15%. Thereafter, the Manager's fee may not be capped, and, if not, the Manager's fee will be 0.92% per annum of the average daily net asset value of the Fund and the total Fund operating expenses are expected to be approximately 1.46%, assuming a constant net asset value for the Fund of at least $75 million. The table above reflects projected fees after giving effect to the Manager's fee cap in the first two years of the Fund's operation.

     ---------------------------------------------------------------------------
     Example                                              1 year     3 years
     ---------------------------------------------------------------------------
     Assuming a hypothetical $1,000 investment made at
     the commencement of the Fund's operations and
     assuming (1) a 5% annual rate of return and
     (2) redemption at the end of each time period, an
     investor would pay the following expenses:            $12         $42
     ---------------------------------------------------------------------------
     An investor would pay the following expenses on the
     same $1,000 investment assuming no redemption at
     the end of each time period:                          $12         $42

     B. The following sentence replaces the third sentence of the first paragraph on page 5 of the Prospectus in the section "Fund Expenses":

     The expenses set forth in this table are based on total Fund operating expenses of 1.15% in the Fund's first two years (as a result of the Manager's fee cap described above) and total operating expenses of 1.46% each year thereafter, assuming a constant net asset value for the Fund of at least $75 million.

     C. The following sentence replaces the last paragraph in the section "Fund Expenses" on page 5, and the last sentence of the first paragraph in the section "Management of the Fund - Compensation" on page 12, of the Prospectus:

     The Manager has committed to waive a portion of its fees for the first two years of operation of the Fund (which expires on January 2, 1998) to the extent necessary to cap overall Fund expenses at 1.15% of the average of the daily net asset value of the Fund.

2. SUBADVISER. Liberty Investment Management, one of the Fund's Subadvisers, has announced that it will be purchased by Goldman Sachs Asset Management, a subsidiary of Goldman Sachs & Co., in January 1997. As a result, the following change to the Prospectus is being made.

     The following sentences are added to the end of the section "Management of the Fund - The Subadvisers" on page 11 of the Prospectus:

     On October 24, 1996, it was announced that Liberty Investment Management ("Liberty") will be purchased by, and will become a division of, Goldman Sachs Asset Management, itself a subsidiary of Goldman Sachs & Co., on January 7, 1997. The Manager has been advised that Mr. Herbert Ehlers, Liberty's primary investment professional, and the other investment professionals at Liberty will continue to manage the Fund's assets allocated to Liberty, and that the new entity will keep the Liberty name and its current location. Since this transaction will change control of Liberty, it will be an assignment of the Sub-advisory Agreement with the Fund, which would result in termination of the Agreement effective January 7, 1997. However, at a meeting of the Fund's Board of Trustees held on October 24, 1996, the Trustees agreed to continue the Sub-advisory Agreement with Liberty for the period from January 7 through June 30, 1997.

3. MANAGEMENT AND SUB-ADVISORY AGREEMENTS. The Board of Trustees of the Fund has approved the continuation of the Management and each of the Sub-advisory Agreements with the Fund, which expire in December 1996. (See also paragraph 2, above.) As a result, the following change to the Prospectus is being made.

     The following sentences are added after the last paragraph on page 12 of the Prospectus, in the section "Management of the Fund - The Portfolio Manager":

     The Management Agreement with the Manager and each of the Sub-advisory Agreements with the Subadvisers have been approved by the Trustees through, and will expire on, June 30, 1997. It is expected that those Agreements will be voted upon by the Trustees on an annual basis thereafter.

                                    ********

     ALL OF THE ABOVE CHANGES, AS APPLICABLE, ARE ALSO INCORPORATED BY REFERENCE INTO THE FUND'S STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 1, 1996.

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